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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 January 3, 2001
                  --------------------------------------------
                        (Date of earliest event reported)


                    Mining Services International Corporation
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                   0-10634                        87-0351702
----------------------------    ---------------------       --------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
   of incorporation)                                         Identification No.)

                            8805 South Sandy Parkway
                                Sandy, Utah 84070
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (801) 233-6000




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Item 5.  Other Events

         On December 13, 2000, Mining Services International Corporation issued the attached press release.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                      99.1 Press Release issued by Mining Services International
                           Corporation on December 13, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Mining Services International Corporation

                                     By: /s/  John  T. Day
                                     ------------------------------------------
                                     John T. Day, President and Chief Executive
                                                  Officer

                                     Date:  January 3, 2001